DIALYSIS CORPORATION OF AMERICA

                            1999 STOCK INCENTIVE PLAN

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     1.  Purpose.  DIALYSIS CORPORATION OF AMERICA, a Florida corporation,
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(the "Company") hereby establishes the Dialysis Corporation of America 1999
Stock Incentive Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its subsidiaries ("Affiliates") shall be able to attract, retain and reward competent officers, directors, consultants, key employees (including officers and directors who are employees), attorneys, advisors and others ("Participants"), and provide such persons with an opportunity to assist and participate in the increased value of the Company which their effort, initiative, and skill have helped and will help to produce. The Plan and granting of options and/or Stock shall encourage those persons to have a proprietary interest in the Company and to provide their continued efforts.

      This Plan authorizes the "Committee" or the "Board" to grant "Incentive Options" and/or Stock to "Key Employees" and to grant "Non-Qualified Options" and/or Stock to "Key Employees" and to "Key Individuals" selected by the Committee or the Board while considering such criteria as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, interests of the Company and other matters.

     2. Definitions.
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     2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below.

          (a) "Affiliate" means any corporation, a majority of the voting stock of which is directly or indirectly owned by the Company.

          (b) "Affiliation" or "Affiliated" means any person who has a relationship with or is otherwise then affiliated with the Company as a Participant, Optionee or Stock Awardee; the absence or cessation of the designation as Participant, Optionee or Stock Awardee shall mean that such person no longer has an Affiliation or is Affiliated with the Company or an Affiliate.

          (c) "Award" means a grant made under this Plan in the form of an Incentive Option, Non-Qualified Option, and/or Stock.

          (d)  "Board" means the Board of Directors of the Company.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.

          (f)  "Committee" means a committee appointed by the Board.

          (g) "Company" means Dialysis Corporation of America and its Affiliates unless the context otherwise indicates.

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          (h)  "Exercise Price" shall mean the price per Share of Stock at which an Option may be exercised.

          (i) "Fair Market Value" of a Share as of a specified date shall mean the closing price of a Share on the Nasdaq Stock Market or the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day; or if the Shares are not traded on the Nasdaq Stock Market or a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee or the Board, taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length. In no case shall Fair Market Value be less than the par value of the Stock.

          (j) "Incentive Option" means an "incentive stock option" as that term is defined in the Code Section 422(b), or its successor.

          (k) "Key Employee" means any person designated by the Board or Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company.

          (l) "Key Individual" means any consultant, attorney, advisor or other person who the Board or Committee determines is committed to the interests of the Company.

          (m) "Non-Qualified Option" mean an Option that is not meant to qualify as an "incentive stock option" under Code Section 422(b), or its successor.

          (n) "Option" means a right to purchase Stock granted pursuant to the terms and conditions of a Stock Option Agreement or Stock Option Certificate.

          (o) "Optionee" shall mean a Participant who has been granted an Incentive or Non-Qualified Option.

          (p) "Option Shares" means the shares of Stock underlying an Option granted pursuant to the Plan.

          (q) "Participant" means a person designated by the Board or Committee to receive an Award under the Plan who has a relationship with or is otherwise then Affiliated with the Company as either an officer or director, including Key Employees and Key Individuals.

          (r) "Plan" means this Dialysis Corporation of America 1999 Stock Incentive Plan, as amended from time to time.

          (s)  "Share" means a share of Stock adjusted in accordance with
Section 14 of the Plan (if applicable).

          (t) "Stock" means the common stock, $.01 par value per share, of the Company.

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          (u)  "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may acquire the right to exercise an Option or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance.

          (v) "Successor Entity" means any person, group of persons, business association, corporation, limited liability company, or any other group or organization that acquires or is about to acquire control of the Company as provided and defined in Section 8 of the Plan.

          (w) "Term" means the period during which an Option may be exercised.

    2.2 Gender and Number.  Except when otherwise indicated by context,
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reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3. Administration.  The Plan shall be administered by the Board;
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provided, to the extent the Board deems it advisable or the law requires the same, the Board may appoint a Committee consisting of not less than three (3) members to administer the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. Hereinafter all references in this Plan to the Board with respect to the administration of the Plan shall mean the Committee upon the formation of such Committee. Subject to the provisions of the Plan, the Board shall determine the persons to whom and the time or times at which Awards shall be granted, the number of Shares to be subject to each Award, the Term of each Option grant, whether such Options shall be "Incentive Options" or "Non-Qualified Options," and shall determine other terms, conditions and provisions of the respective Awards, which may or may not be identical, including but not limited to restrictions that may be imposed on the Awards and Shares, and the nature of such restrictions. The Board shall also interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. A majority of members of the Board shall constitute a quorum, and all determinations of the Board shall be made by a majority of its members. Any determination of the Board under the Plan may be made, after the consultation of the entire Board, without notice or meeting of the Board, by a writing signed by a majority of the Board.

     The Board may authorize the modification, extension or renewal of any Award outstanding under the Plan, or accept the exchange of outstanding Awards (and as to Options, only to the extent not theretofore exercised) for the granting of new Awards in substitution therefor, when, and subject to such conditions, as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, provided notwithstanding the foregoing, no such modifications of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted under the Plan.

     No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

     4. Shares Available Under the Plan.  The number of Shares available for
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distribution under this Plan shall not exceed 3,000,000 Shares (subject to adjustment in accordance with Section 14 hereof). These Shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met, or the Options granted under the Plan shall expire or terminate for any reason without having been exercised, or shall cease for any reason to be exercisable in whole or in part, may again be used for an Award under the Plan.

      5. Participation.  Participation in the Plan shall be limited to
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Participants of the Company selected by the Board.  Participation is entirely at the discretion of the Board, and is not automatically continued after an initial period of Participation or Affiliation.

     Incentive Options may be granted only to Key Employees. Non-Qualified Options and/or Stock may be granted to both Key Employees and Key
Individuals. Key Employees and Key Individuals may hold more than one Award under the Plan and may hold Awards granted pursuant to other plans or otherwise. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     6. Stock Options.
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        6.1 Agreements.  An Award of an Option shall be evidenced by a Stock
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Option Certificate in such form and not inconsistent with the Plan as the
Board shall approve from time to time, which shall include the following terms and conditions:

          (a)  Type of Option; Number of Shares.  A statement identifying the
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Option represented thereby as an Incentive Option or a Non-Qualified Stock
Option and the number of Option Shares to which the Option applies and shall provide for adjustment in accordance with the provisions of Section 14 hereof.

          (b)  Option Price.  A statement of the Exercise Price for the
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Option Shares.

          (c)  Exercise Term.  A statement of the Term of each Option granted
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as established by the Board, subject to earlier termination as provided in
Sections 6.2 and 6.3 of the Plan, and provided that no Option shall be exercisable after five years from the date of grant.

          (d)  Payment for Shares.  A statement that the Exercise Price shall
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be payable in full at the time of exercise in cash, Stock, Option Shares, or other combination as provided in Section 17.3 of the Plan.

          (e)  Nontransferability.  Each Stock Option Certificate shall state
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that the Option is not transferable other than by will or the laws of descent and distribution or a Change in Control of the Company as provided in Section 8 hereof, and during the lifetime of the Optionee is exercisable only by the Optionee or by the Optionee's guardian or legal representative; or to the extent approved by the Board, pursuant to a qualified domestic relations order as defined by the Code, or the rules thereunder. No Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

          (f)  Rights as a Shareholder.  An Optionee shall have no rights as
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a shareholder with respect to any Option Shares until the date of the issuance of a Stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 15.

     6.2 Termination of Affiliation Due to Death, Disability, or Retirement.
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If an Optionee ceases Affiliation with the Company by reason of his death, permanent disability or retirement at or after age 65 all Options outstanding shall remain exercisable for a period of nine (9) months from such death, disability or retirement, but not beyond the expiration date of said Options. If the termination of Affiliation is due to retirement, then any vesting period as provided in the Stock Option Certificate, if not then completed, shall continue during such nine (9) month period commencing from the retirement date. If termination of Affiliation is due to death or permanent disability of the Optionee, all such Optionee's Options shall become fully exercisable. For this purpose, Affiliation will be treated as continuing intact while the Optionee is on sick leave or other bona fide leave of absence, to be determined in the sole discretion of the Board.

     6.3 Termination of Affiliation for Reasons Other Than Death, Disability
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or Retirement.  Except as otherwise determined by the Board:
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          (a)  In the event an Optionee ceases Affiliation with the Company voluntarily or involuntarily, except for the involuntary termination for cause, death, retirement, permanent disability, or Change in Control, if there is a vesting period, then any Shares not vested to the date of such termination shall be forfeited; and, in any event, the Optionee shall have thirty (30) days from such termination to exercise the Option, to the extent of Shares then vested, at the Exercise Price; provided, if the Option is an Incentive Option, the Optionee shall have the exercise period as set forth in subpart (c) below.

          (b) In the event an Optionee ceases Affiliation with the Company by involuntary termination for cause, the Option shall immediately be null and void, notwithstanding the extent of Shares then vested.

          "Voluntary termination" means cessation of Affiliation with the Company based upon free choice or free will for whatever reason. Free choice and free will remain free choice and free will and shall not be affected or deemed involuntary due to the nature of working conditions, salary, personal relationships, the outlook for the Company or its business or similar reasons. "Involuntary termination for cause" includes (i) conviction of a felony, (ii) willful failure to carry out the policies and directives of management and/or the Board of Directors, (iii) material breach of any agreement, representation or covenant with the Company, (iv) engaging, alone or with others, in felonious or other dishonest acts or practices, or (v) non-performance of the Optionee's primary and significant obligations and responsibilities to the Company or not acting in the best interests of the Company.

          (c) If the Option is an Incentive Option, no Stock Incentive Option or Stock Option Certificate shall:

               (i) permit any Optionee to exercise any Incentive Option more than three (3) months after the date the Optionee ceased to be employed by the Company if the reason for the Optionee's cessation of employment was other than his death or his disability (as such term is defined by Section 105(d) (4) of the Code); or

               (ii) permit any Optionee to exercise any Incentive Option more than nine (9) months after the date the Optionee ceased to be employed by the Company if the reason for the Optionee's cessation of employment was the Optionee's disability (as such term is defined by Section 105(d) (4) of the Code); or

               (iii) permit any person to exercise any Incentive Option more than nine (9) months after the date the Optionee ceased to be employed by the Company if either (A) the reason for the

Optionee's cessation of employment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company; or

               (iv) permit the Exercise Price of an Incentive Option, which shall be determined by the Board at the time of grant, to be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, that if a Key Employee to whom an Incentive Option is granted owns more than 10% of the total combined voting power of all classes of shares of the Company at the time of the grant, the Exercise Price per share of Stock shall be determined by the Board but shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date the Option is granted. The Exercise Price per share of Stock under each Option granted pursuant to the Plan which is not an Incentive Option shall be determined by the Board at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Option is granted, unless the Board shall have approved a lower percentage with respect to such Option. The day on which the Board approves the granting of an Option shall be deemed for all purposes hereunder the date on which the Option is granted.

          (d) Notwithstanding anything in this Section 6.3 to the contrary, upon a Change In Control, whether or not such Change In Control results in any modification of the Exercise Price or number of Option Shares obtainable upon exercise, the Optionee need not have any Affiliation with the Successor Entity in order to exercise the Option, and the Option will continue to be exercisable in accordance with its terms throughout the Term.

     6.4  Acceleration of Vesting and Exercise Due to Change in Control or
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Registration of the Shares.
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     If there is any vesting period, then:

          (a) Should the Company file a Form S-8 registration to cover the Options or Option Shares, for which registration there is no present intent, on the effective date of such registration the Shares shall immediately fully vest and shall become fully exercisable.

          (b) Change in Control, as provided in Section 8 hereof, shall also provide for full exercisability of the Option and full vesting of Stock Awards except as may be determined by the Board (or Committee) in accordance with Section 3 and Section 9.4.

     7. Termination of Affiliation.  Transfers of employment or
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directorships, or as consultant, advisor or attorney between the Company and an Affiliate, or between Affiliates, will not constitute termination of Affiliation for purposes of any Award.

     8. Change in Control.  Upon the occurrence of any Change in Control
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through an Acquiring Person, Reorganization or Board Change as set forth herein, all Stock Awards shall accelerate and Options granted under the Plan shall be fully exercisable and the Company or Successor Entity shall immediately redeem all outstanding Options for cash in an amount equal to the excess of the greater of (i) the price per Share paid in such acquisition by Acquiring Person or in such Reorganization, or (ii) the highest Fair Market Value of the Stock during ten (10) days following a public announcement that an Acquiring Person has acquired the requisite beneficial ownership of the outstanding Stock or ten (10) days following the commencement of or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the requisite beneficial ownership by an Acquiring Person, or (iii) the Fair Market Value upon a Change in the Board, over the Exercise Price.

     8.1 Acquiring Person.  Any person or group of Affiliated or associated
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persons, other than present management, its parent, or Optionees, who have acquired beneficial ownership of twenty-five (25%) percent or more of the outstanding Shares, or who commence, or announce an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of twenty-five (25%) percent or more of such outstanding Shares, and such acquisition is completed.

     8.2 Reorganization.  A reorganization shall mean that substantially all
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of the assets of the Company are acquired by a Successor Entity other than the existing Board (see Section 8.3) or a reorganization involving the acquisition of the Company by a Successor Entity or its merger or consolidation with a Successor Entity. The Reorganization shall be deemed to have occurred upon consummation or the reorganization transaction.

     8.3 Board Change.  Board Change shall be the date that a majority of the
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Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board, or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly created directorships.

     8.4 Optionee's Election Rights.  Within ten (10) days of such Change in
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Control, the Company, Acquiring Person or Successor Entity, as the case may be, shall give written notification to the Optionee of such redemption of the Options. The Optionee shall have the right to elect to keep the Options by written notification to the Company, Acquiring Person, or Successor Entity, as the case may be, within five (5) days of the redemption notification by virtue of any Change in Control. Notwithstanding anything herein to the contrary, the Options shall continue in full force and effect upon such Change in Control as provided in Section 6.3(d) if elected to be kept by the Optionee even if subsequent to but by virtue of such Change in Control the Optionee no longer has an Affiliation with the Successor Entity. Such Options shall thereafter terminate as otherwise provided in the Plan.

     9. Exercise of Option.  Subject to the provisions of Section 6 to 8,
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each Option under the Plan shall be exercisable as follows:

     9.1 Vesting.  The Option shall be either fully exercisable on the date
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of grant or shall become exercisable thereafter in such installments as the
Board may specify.

     9.2 Full Vesting of Installments.  Once an installment becomes
         ----------------------------
exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board.

     9.3 Partial Exercise.  Each Option may be exercised at any time or from
         ----------------
time to time, in whole or in part, in accordance with its terms, for up to the total number of Option Shares with respect to which it is then exercisable.

     9.4 Acceleration of Vesting.  The Board shall have the right to
         -----------------------
accelerate the exercise or vesting of any Award.

     10. Stock Awards.
         ------------

     10.1 Terms and Conditions.  The Board shall determine the terms and
          --------------------
conditions of any Stock Award, including the conditions for repurchase or forfeiture and the issue price, if any. Any one or more certificates issued to cover a Stock Award shall be registered in the name of the Participant granted the Stock Award ("Stock Awardee"). Unless otherwise determined by the Board, the Stock Awardee shall deposit such certificates together with a stock power endorsed in blank by the Stock Awardee with the Company or its designee. At the expiration of a restriction period, the Company (or such designee) shall deliver to the Stock Awardee the certificate representing Shares that are no longer subject to restrictions.

     10.2 Transferability of Stock Awards.  Stock Awards shall not be sold,
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assigned, transferred, pledged or otherwise encumbered by the Stock Awardee, except (a) by will or the laws of descent and distribution; or (b) to immediate family members to the extent permitted by applicable laws, provided that the transferee delivers to the Company a written instrument agreeing to be bound by all of the terms of the Award as if the transferee were the person to whom it was granted. "Immediate family members" shall consist only of a person's spouse, parent, issue, or any spouse of any such parent or issue (including issue by adoption), or a trust established for the benefit of a person's spouse, parent, issue or any spouse of any such parent or issue (including issue by adoption). References to a Stock Awardee, to the extent relevant in the context, shall include references to authorized transferees.

     10.3 Documentation.  Each Stock Award under the Plan shall be evidenced
          -------------
by a written instrument in such form as the Board shall determine. Each Stock Award may contain terms and conditions in addition to those set forth in the Plan.

     10.4 Termination of Status.  The Board shall determine the effect on a
          ---------------------
Stock Award of the disability, death, retirement, authorized leave of absence, or other change in the employment or other status of a Stock Awardee, and the extent to and the period during which, the Stock Awardee or the Stock Awardee's legal representative, conservator or guardian may exercise rights under the Award.

     11. Effective Date of the Plan.  The Plan was adopted by the Board and
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stockholders as of April 21, 1999.  The Plan shall expire at the end of the day on April 20, 2009 (except as to Options outstanding on that date).

     12. Right to Terminate Affiliation.  Nothing in the Plan shall confer
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upon any Participant, Optionee or Stock Awardee the right to continue
Affiliation with the Company or affect any right which the Company may have to terminate such Affiliation of the Participant, Optionee or Stock Awardee.

     13. Withholding Taxes.  The Company shall have the right to deduct from
         -----------------
all payments under this Plan, whether in cash or in Stock, an amount necessary to satisfy any federal, state or local withholding tax requirements.

     14. Amendment, Modification and Termination of the Plan.  The Board may
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at any time terminate, suspend, amend or modify the Plan in any respect at any time, except that the Board will not, without authorization of the stockholders of the Company obtained within 12 months before or after the Board adopts a resolution authorizing the effectuation of any change (other than through adjustment for changes in capitalization as provided in Section
15) which will:

          (a) Materially increase the total amount of Stock which may be awarded under the Plan.

          (b) Materially decrease the benefits accruing to Participants, Optionees or Stock Awardees under the Plan;

          (c) Change the class of Participants eligible to participate in the Plan.

          (d) Extend the duration of the Plan.

     No termination, suspension, amendment or modification of the Plan will adversely affect any right acquired by any Participant, Optionee or Stock Awardee, or any Successor under an Award granted before the date of termination, suspension, amendment or modification, unless otherwise agreed to by the Participant, Optionee, Stock Awardee or Successor; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 15 does not adversely affect any right.

     15. Adjustment for Changes in Capitalization.  Upon the occurrence of
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any of the following events, a Participant's, an Optionee's or Stock
Awardee's rights shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Stock Option Certificate as per Section 6.1 or Stock Award documentation:

     15.1 Stock Dividends and Stock Splits.  Any change in the number of
          --------------------------------
outstanding Shares occurring through Stock splits, reverse Stock splits, or Stock dividends after the grant of an Award will be reflected proportionately in the aggregate number of Shares then available for Awards and in the number of Shares subject to Awards then outstanding; and a proportionate change will be made in the Exercise Price as to any outstanding Options.

     15.2 Consolidations or Mergers.  If the Company shall be the surviving
          -------------------------
corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

     15.3 Recapitalization or Reorganization.  In the event of a
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recapitalization or reorganization of the Company (other than a transaction described in Section 15.2 above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Stock, an Optionee upon exercising an Option shall be entitled to receive for the Exercise Price the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

     15.4 Dissolution or Liquidation.  In the event of the proposed
          --------------------------
dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

     15.5 Issuances of Securities.  Except as expressly provided herein, no
          -----------------------
issuance by the Company of shares of Stock or any class, or securities convertible into shares of Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Options or Stock Awards. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     15.6 Fractional Shares.  No fractional shares shall be issued under the
          -----------------
Plan and any fractional Shares resulting from adjustments as provided herein will be rounded to the nearest whole Share.

     15.7 Adjustments.  Upon the happening of any of the events described in
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Sections 15.1, 15.2 or 15.3 above, the class and aggregate number of Shares set forth in Section 4 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board shall determine the specific adjustments to be made under this
Section 15 and, subject to Section 3, its determination shall be conclusive.

     15.8 Company's Right to Make Adjustments and Reorganizations.  The grant
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of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     16. Securities Law Requirements.  No Award shall be made nor shall any
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Option Shares be issued unless and until the Company has determined that (i)
it and the Optionee and Stock Awardee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or Nasdaq Stock Market on which the Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall not be required to issue or deliver any certificates for shares of Stock Awarded or Option Shares purchased upon the exercise of an Option prior to (i) if requested by the Company, the filing with the Company by the Stock Awardee or Optionee of a representation in writing that it is the Stock Awardee's or Optionee's then present intention to acquire the Stock or Option Shares being Awarded or purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such Stock or Option Shares under any government or self-regulatory body, which the Company shall determine to be necessary or advisable. Nothing herein is deemed nor shall be construed to confer any registration rights upon the Stock Awardee or Optionee for an Award or the Stock or Option Shares, and no such registration right with respect to any Award or Stock or Option Share is provided to any Stock Awardee or Optionee by the Company.

     17. Miscellaneous.
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     17.1 Proceeds.  The proceeds received by the Company from the sale of
          --------
the Option Shares will be used for general corporate purposes.

     17.2 No Obligation to Exercise.  The granting of an Award shall impose
          -------------------------
no obligation upon the Optionee to exercise any Option.

     17.3 Means of Exercising Options.  An Option (or any part thereof) shall
          ---------------------------
be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of Option Shares as to which such Option is being exercised, accompanied by full payment of the Exercise Price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Board, through delivery of Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Board, by delivery of the Optionee's personal note (recourse or non-recourse as the Board shall then determine) bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in Section 1274 (d) of the Code or any successor section, (d) at the discretion of the Board and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee's direction at the time of exercise, or (e) at the discretion of the Board, by any combination of (a), (b), (c) and (d) above.

     17.4 Governing Law, Construction.  The validity and construction of the
          ---------------------------
Plan and the agreement evidencing Awards shall be governed by the laws of the State of Florida, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

     17.5 Incentive Options; Disqualifying Disposition.  Notwithstanding that
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Stock issued upon exercise of an Incentive Option is sold within one year following the exercise of such Incentive Option or within two years of grant of the Incentive Option so that the sale constitutes a disqualifying disposition for Incentive Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

     17.6 Compliance with Code.  The aspects of this Plan with respect to
          --------------------
Incentive Options are intended to comply with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan with respect to Incentive Options shall be deemed to incorporate by reference such modification. Any Stock Option Certificate relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to Optionee.

     If any provision of the aspects of this Plan with respect to Incentive Options is determined to disqualify the Option Shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the Option Shares for said tax treatment.